EXHIBIT 10.1(a)



                           Memorandum of Understanding



Party A: Biosphere Development Corporation
Party B: Shenzhen Rayes Group. Co. Ltd.
Party C: Yankuang Group Co. Ltd. (Shenzhen Branch)


     Whereas:

1. Party A is the ultimate owner of the Biosphere System ("The System"). The System is an advance technology with international standard; it generates great commercial values,

2. Party B and Party C are having their sources of funding and promotion channels to promote the System in China.

3. All parties are willing to go into a joint-ventures to promote and sell the System in China (" The Project")

     All parties having discussed and exchanged information about the Project and it is understood as followings:

1. Each party will act on its best endeavor to make the Project to start off as soon as possible, based on the information concluded in the meeting.

2. Party A will provide the updated technical information of the System to Party B and Party C. At the some time, Party A will also provide technical information required by the Project to Party B and Party C.

3. Party B and Party C will provide information and having discussion with the relevant environmental and city planning government departments in relation to the Project. Party B and Party C will also prepare feasibility reports and Project relevant information for the Project application, and Party A is willing to furnish necessary information for such application.

4. Party B and Party C will provide Party A the Project development plan in order to comply with the regulatory requirements that Party A is subject to.I

5. All parties have agreed the infrastructure of the joint venture company principally (refer to appendix A of MOU) and will try to establish the joint-venture company in China as soon as possible.

6. All parties agreed that the manufacturing plant will be solely owned by Party C in terms of capital investment and managing the plant. Whereas
     Party A will provide all necessary information and assistance for the setting up, equipments and the production procedures of the plant to Party C.




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7.   All parties  will use their best effort to put up the first model System in
     China.

8. Party B and Party C will organize a delegation consisting of government officials and technical experts to visit the manufacturing plant of the System and the site where the System is operating, Party A will make arrangement for the delegation to visit those sites and provide them the most available information of the System.

9. All parties agreed to keep all commercial and technical information about the Project and the System confidential. Without the prior approval of other parties, such information should not be disclosed to third party. Notwithstanding, each party can disclose the relevant information to the consulting professionals but will keep them to oblige the confidentiality terms of this MOU.

10. This MOU is not a legal binding document, the joint venture is based upon to the sincere, mutual benefiting and integrity of the parties involved.

11. All parties will proceed to further discuss the legal binding agreement base on the items listed in this MOU.

12. The objectives of this MOU are subject to mutual legal advice for both parties and appropriate approval from both Boards of Directors, embodied in the forms of a contract to be mutually prepared and agreed by the legal representatives of both parties within 30 days of the date hereof.

13.  This MOU is signed by all parties on March 24th 2005 at Shenzhen, China.


Party A : Biosphere Development Corporation
For and on behalf of
Biosphere Development Corp.
Authorized Representative: Mr. McCormack


By:/s/ Dr. CA McCormack
----------------------------                                Date:  24 March 2005
Signature


Party B: Shenzhen Rayes Group. Co. Ltd.
Authorized Representative; Mr. Wang Xinping


/s/ Mr. Wang Xinping
----------------------------                                Date:  2005/3/24th
Signature


Party C: Yankuang Group Co. Ltd. (Shenzhen Branch)
Authorized Representative: Mr. Wang Changyou


/s/ Mr. Wang Changyou
----------------------------                                Date:  2005/3/24th
Signature









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
                                                                      Appendix A

          20-30%                             70-80%
|---------------------------------|      |------------|
|Global Environmental Energy Corp |      | Yan kuang  |
|---------------------------------|      |------------|
                      |                      |                                               |--------------------------|
                      |                      |                                          |--> | Local operation company  |
                      |                      |                                          |    |--------------------------|
                      v                      v                                          |
        |-------------------------------------------|                     51%           |
        |         Joint-venture company (EEI)       |-------------------------- \       |
        |-------------------------------------------|                            \----> |
                        |                        |             |-------------|          |
                        |                        |             | Enterprise  |          |
                        |                        |------------>| management  | =======> |
                        |                                      | Financial   |          |
                        |                                      |management   |          |
                        v                                      |-------------|          |
  |----------------------------------------|                                            |    |--------------------------|
  | Equipment production base (Yan kuang)  |---------|                                  |--> | Local operation company  |
  |----------------------------------------|         |                                  |    |--------------------------|
           |                           |             |                                  |
           |                           |             |       |--------------------|     |
           |                           |             |       | Personal training  |     |
           |                           |             |------>| Technical Service  |===> |
           |                           |                     | After sales service|     |
           |       Place orders        |                     |--------------------|     |
           |                           |                                                |
           v                           v                                                |
|----------------------|             |----------------------|                           |
|  Matching equipment  |             |  Matching equipment  |                           |
|----------------------|             |----------------------|                           |
                                                                                    /-->|    |--------------------------|
                                                                                   /    |--> | Local operation company  |
                                                                                  /           |--------------------------|
|-------------------------------------------------------------|                  /
|                            EET                              |-----------------/
|-------------------------------------------------------------|         49%
        |                                       |
        v                                       v
|----------------------|             |----------------------|
|      Rayes           |             |                      |
|----------------------|             |----------------------|

                     Structure chart of joint venture organization and operation



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